Exhibit 10.2

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AMENDMENT NO. 1 TO CLINICAL TRIAL COLLABORATION

AND SUPPLY AGREEMENT

(FOR NON-SMALL CELL LUNG CANCER STUDY WITH EXPANSION COHORTS

IN NON-SMALL CELL LUNG CANCER, MELANOMA, AND COLORECTAL CANCER)

This Amendment No. 1 to the CLINICAL TRIAL COLLABORATION AND SUPPLY AGREEMENT (this “Amendment No. 1”), made as of April 26, 2017 (the “Amendment Effective Date”), is entered into by and between Merck Sharp & Dohme B.V., having a place of business at Waarderweg 39, 2031 BN Haarlem, Netherlands, and MSD International GmbH, having a place of business at Weystrasse 20, 6000 Luzern 6, Switzerland (together, “Merck”), and Syndax Pharmaceuticals, Inc., having a place of business at 35 Gatehouse Drive, Building D, Floor 3, Waltham, MA 02451 (“Syndax”). Merck and Syndax are each referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into a Clinical Trial Collaboration and Supply Agreement dated as of March 27, 2015, covering a Phase 1b/2, open-label, dose escalation study of the Syndax Compound in combination with the Merck Compound in patients with non-small cell lung cancer, with expansion cohorts in patients with non-small cell lung cancer and melanoma (the “Agreement”); and

WHEREAS, the Parties desire to add an additional expansion cohort to the study contemplated by the Agreement and to make certain amendments to the Agreement in connection therewith, all on the terms and conditions set forth in this Amendment No. 1.

NOW, THEREFORE, the Parties hereby agree as follows:

1	Certain Definitions. Capitalized terms used in this Amendment No. 1 and not defined herein shall have the meanings given to them in the Agreement.

2	Amendments to the Agreement.

2.1	Section 1.50 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.50	‘Study’ means a Phase 1b/2, open-label, dose escalation study of the Syndax Compound in combination with the Merck Compound in patients with non-small cell lung cancer, with expansion cohorts in patients with non-small cell lung cancer, melanoma, and mismatch repair-proficient colorectal cancer.”

1

2.2	Section 4.1 of the Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

“A Protocol, entitled ‘A Phase 1b/2, Open-Label, Dose Escalation Study of Eninostat in Combination with Pembrolizumab in Patients with Non-Small Cell Lung Cancer, with Expansion Cohorts in Patients with Non-Small Cell Lung Cancer, Melanoma, and Mismatch Repair-Proficient Colorectal Cancer’ has been agreed to by the Parties as of April 13, 2017, the synopsis of which is attached as Appendix A.”

2.3	A new Section 4.4 is hereby added to the Agreement as follows:

“4.4	Transparency Reporting.

4.4.1. With respect to any annual reporting period in which Company is not an entity that is required to make a Transparency Report under Applicable Law, Company will: (a) notify Merck, in writing, within *** after the commencement of such reporting period that Company is not so required; and (b) during such reporting period Company will track and provide to Merck data regarding “indirect” payments or other transfers of value by Company to such health care professionals to the extent such payments or other transfers of value were required, instructed, directed or otherwise caused by Merck pursuant to this Agreement in the format requested by Merck and provided on a basis to be agreed upon by both Parties. Company represents and warrants that any data provided by Company to Merck pursuant to Section 4.4.1(b) above will be complete and accurate to the best of Company’s knowledge.

4.4.2. With respect to any annual reporting period in which Company is required to make a Transparency Report under Applicable Law, Company will provide to Merck, in writing, Company’s point of contact for purposes of receiving information from Merck pursuant to this Section 4.4, along with such contact’s full name, email address, and telephone number. Company may update such contact from time to time by notifying Merck in writing pursuant to Section 22 (Notices). Where applicable, Merck will provide to such Company contact all information regarding the value of the Merck Compound provided for use in the Study required for such reporting. In the event that the value of the Merck Compound provided pursuant to this Section 4.4.2 changes, Merck shall notify Company of such revised value and the effective date thereof.

4.4.3. For purposes of this Section 4.4, “Transparency Report” means a transparency report in connection with reporting payments and other transfers of value made to health care professionals, including, without limitation, investigators, steering committee members, data monitoring committee members, and consultants in connection with the Study in accordance with reporting requirements under Applicable Law,

2

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

including, without limitation, the Physician Payment Sunshine Act and state gift laws, and the European Federation of Pharmaceutical Industries and Associations Disclosure Code, or a Party’s applicable policies.”

2.4	Section 22 of the Agreement is hereby deleted in its entirety and replaced with the following:

“22.	Notices.

All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier), or sent by internationally-recognized overnight courier addressed as follows:

If to Merck, to:

MSD International GmbH

Weystrasse 20

6000 Luzern

Switzerland

Attention: Director

Facsimile: ***

-and-

Merck Sharp & Dohme B.V.

Waarderweg 39

2031 BN Haarlem

Netherlands

Attention: Director

Facsimile: ***

With a copy (which shall not constitute notice) to:

Merck Sharp & Dohme Corp.

One Merck Drive

P.O. Box 100

Whitehouse Station, NJ 08889-0100

Attention: Office of Secretary

Facsimile No.: ***

3

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

If to Syndax, to:

Syndax Pharmaceuticals, Inc.

35 Gatehouse Drive

Building D, Floor 3

Waltham, MA 02451

Facsimile No.: (781) 419-1420”

2.5	Appendix A of the Agreement is hereby deleted in its entirety and replaced with the new Appendix A attached to this Amendment No. 1 as Schedule 1.

2.6	Appendix B of the Agreement is hereby deleted in its entirety and replaced with the new Appendix B attached to this Amendment No. 1 as Schedule 2.

3	Press Release. On or immediately after the Amendment Effective Date, Syndax will issue a press release in the form attached hereto as Schedule 3.

4	General. Except as specifically modified or amended by this Amendment No. 1, the terms and conditions of the Agreement remain unchanged and in full force and effect. All references in the Agreement to the “Agreement” shall mean the Agreement as modified by this Amendment No. 1. This Amendment No. 1 shall be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to its choice of law principles. This Amendment No. 1 may be executed in two (2) or more counterparts (including by way of facsimile or electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For clarity, facsimile signatures and signatures transmitted via PDF shall be treated as original signatures.

[Remainder of page intentionally left blank.]

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*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the respective authorized representatives of the Parties have executed this Amendment No. 1 as of the Amendment Effective Date.

Syndax Pharmaceuticals, Inc.

By:	/s/ Michael A. Metzger

Michael A. Metzger
Name

President & Chief Operating Officer
Title

MSD International GmbH

By:	***

***
Name

***
Title

Merck Sharp & Dohme B.V.

By:	***

***
Name

***
Title

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Schedule 1

Appendix A

PROTOCOL SYNOPSIS

***

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Schedule 2

Appendix B

SUPPLY OF COMPOUND

***

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Schedule 3

Press Release

Syndax Announces Expansion of Immuno-Oncology Collaboration Evaluating Entinostat in Combination with KEYTRUDA® (pembrolizumab) for the Treatment of Colorectal Cancer

Encore 601 cohort to begin enrolling patients with microsatellite stable colorectal cancer

WALTHAM, Mass., April [XX], 2017 – Syndax Pharmaceuticals, Inc. (NASDAQ:SNDX), today announced the expansion of ENCORE 601/KEYNOTE 142, the ongoing Phase 2 clinical collaboration with a subsidiary of Merck, known as MSD outside the United States and Canada, to include a cohort of patients with microsatellite stable colorectal cancer. This trial is designed to evaluate the safety, tolerability and efficacy of Syndax’s entinostat, an oral, small molecule that targets immune regulatory cells, in combination with KEYTRUDA® (pembrolizumab), Merck’s anti-PD-1 (programmed death receptor-1) therapy.

“Microsatellite stable colorectal cancers comprise approximately 85% of colorectal cancers, have limited treatment options once the disease advances, and have been unresponsive to anti-PD-1 monotherapy,” said Briggs W. Morrison, M.D., Chief Executive Officer of Syndax. “This expansion of ENCORE 601/KEYNOTE 142 is based in part on the previously communicated clinical responses we observed for the entinostat-KEYTRUDA combination in advanced melanoma patients that had progressed on prior anti-PD-1 therapy.”

ENCORE 601 continues to evaluate the combination of entinostat and KEYTRUDA in patients with advanced melanoma or non-small cell lung cancer (NSCLC) who have experienced disease progression following treatment with an anti-PD-1 therapy, and patients with NSCLC who are naïve to treatment with a PD-1 or PD-L1 antagonist. In March 2017, Syndax announced that the melanoma cohort achieved the pre-specified criteria required to advance to the second stage of the trial, and re-opened enrollment of that cohort. The Company will present results from the first stage of the melanoma cohort at the upcoming American Society of Clinical Oncology Annual Meeting in June. A decision on whether the two NSCLC cohorts can proceed to the second stage of the trial is expected in 2Q17.

Financial and other terms of the initial agreement, as well as the amendment covering the expanded collaboration between Syndax and Merck, were not disclosed.

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About Syndax Pharmaceuticals, Inc.

Syndax is a clinical stage biopharmaceutical company developing an innovative pipeline of cancer therapies. Our lead product candidate, entinostat, which was granted Breakthrough Therapy designation by the FDA following positive results from our Phase 2b clinical trial, ENCORE 301, is currently being evaluated in a Phase 3 clinical trial for advanced hormone receptor positive, human epidermal growth factor receptor 2 negative breast cancer. Given its potential ability to block the function of immune suppressive cells in the tumor microenvironment, entinostat is also being evaluated in combination with approved PD-1 antagonists. Ongoing Phase 1b/2 clinical trials combine entinostat with KEYTRUDA from Merck & Co., Inc. for non-small cell lung cancer and melanoma; with TECENTRIQ from Genentech, Inc. for TNBC; and with BAVENCIO from Pfizer Inc. and Merck KGaA, Darmstadt, Germany, for ovarian cancer. Our second product candidate, SNDX-6352, is a monoclonal antibody that blocks the CSF-1 receptor and may also block the function of immune suppressive cells in the tumor microenvironment. SNDX-6352 is being evaluated in a single ascending dose Phase 1 clinical trial and is expected to be developed to treat a variety of cancers.

Syndax’s Cautionary Note on Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend,” “believe” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on Syndax’s expectations and assumptions as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this press release include, but are not limited to, statements about the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for Syndax’s product candidates, and the potential use of our product candidates to treat various cancer indications. Many factors may cause differences between current expectations and actual results including unexpected safety or efficacy data observed during preclinical or clinical studies, clinical trial site activation or enrollment rates that are lower than expected, changes in expected or existing competition, changes in the regulatory environment, failure of Syndax’s collaborators to support or advance collaborations or product candidates and unexpected litigation or other disputes. Other factors that may cause Syndax’s actual results to differ from those expressed or implied in the forward-looking statements in this press release are discussed in Syndax’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. Except as required by law, Syndax assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

KEYTRUDA® is a registered trademark of Merck Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc.

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